Stock Based Compensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Based Compensation

Note 11 – Stock Based Compensation

2014 Equity Incentive Plan

On January 30, 2014, the Board of Directors of the Company approved and authorized the adoption of the 2014 Equity Incentive Plan (the “2014 Plan”). The purpose of the 2014 Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. The 2014 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and other types of stock-based awards to the Company’s employees, officers, directors and consultants. Pursuant to the terms of the 2014 Plan, either the Board or a board committee is authorized to administer the plan, including determining which eligible participants will receive awards, the number of shares of common stock subject to the awards and the terms and conditions of such awards. Unless earlier terminated by the Board, the Plan shall terminate at the close of business on January 30, 2024. Up to 258,395 shares of common stock are issuable pursuant to awards under the 2014 Plan.

Compensation expense for all stock-based awards is measured on the grant date based on the fair value of the award and is recognized as an expense, on a straight-line basis, over the employee’s requisite service period (generally the vesting period of the equity award). The fair value of each option award is estimated on the grant date using a Black-Scholes option valuation model. Stock-based compensation expense is recognized only for those awards that are expected to vest using an estimated forfeiture rate. The Company estimates pre-vesting option forfeitures at the time of grant and reflects the impact of estimated pre-vesting option forfeitures in compensation expense recognized. For options and warrants issued to non-employees, the Company recognizes stock compensation costs utilizing the fair value methodology over the related period of benefit.

The cancellation and reissuance of these stock options was treated as a modification and, accordingly, total stock-based compensation expense related to these awards increased $6,349,113, which will be recognized over the new vesting period.

Stock Option Activity

On July 2, 2015, the Company entered into Option Cancellation and Release Agreements with each of Charles Allen, its Chief Executive Officer, Chief Financial Officer and Chairman, and Michal Handerhan, its Chief Operating Officer and corporate secretary (collectively, the “Company Option Holders”) pursuant to which the Company Option Holders agreed to return options to purchase up to 207,500 shares in the aggregate of the Company’s Common Stock, par value $0.001 per share, with an exercise price of $6.00. The Company Option Holders canceled their options without replacement, and the amortization of the unrecognized stock compensation expenses were accelerated on July 2, 2015 for a total $3,629,804.

Total stock-based compensation expense was approximately $0 and $6.4 million for the years ended December 31, 2016 and 2015, respectively.

There are no stock options outstanding as of December 31, 2016.

	Number of Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value per Share	Average Remaining Contractual Life	Average Intrinsic Value
Outstanding at January 1, 2015	207,500	$6.00	$0.60	8.0	$-
Canceled	(207,500)	6.00	0.60	-	-
Outstanding as of December 31, 2015	-	-	-	-	-
Outstanding as of December 31, 2016	-	-	-	-	-